Exhibit 10.5

                         DATED ________________ 199_____





                                   MINMET plc







              -----------------------------------------------------


                               WARRANT INSTRUMENT

                     relating to warrants in registered form
                         to subscribe for Warrant Shares
                        (being 7,700,000 Ordinary Shares
                                 in Minmet plc)

              -----------------------------------------------------










                            MATHESON ORMSBY PRENTICE
                               POUNTNEY HILL HOUSE
                            6 LAURENCE POUNTNEY HILL
                                 LONDON EC4R 0BL

                               TEL: 0171 404 0998
                               FAX: 0171 583 5644

                     REF: SGW\F:\Docs\MARY\DAVID\Document.3



                                TABLE OF CONTENTS



       Clause No.                                           Heading                                       Page No.
-----------------------------------------------------------------------------------------------------------------------------------

           1.             Interpretation and Definitions                                                     1
           2.             Constitution and Form of Warrants                                                  3
           3.             Certificates and Conditions                                                        3
           4.             Subscription Rights                                                                3
           5.             Subscription Price                                                                 3
           6.             Exercise of Subscription Rights                                                    4
           7.             Winding up of the Company                                                          4
           8.             Transfer and Transmission of Warrants                                              5
           9.             Meetings of Warrantholders                                                         5
           10.            Modification of Rights                                                             5
           11.            Purchase                                                                           5
           12.            Adjustment of the Warrants                                                         5
           13.            Replacement of Certificates                                                        6
           14.            Notices                                                                            6
           15.            Governing Law                                                                      6
SCHEDULE 1                Form of Certificate                                                                7
SCHEDULE 2                Provisions as to transfer, transmission and other matters                          11
SCHEDULE 3                Provisions as to Meetings of Warrantholders                                        15


THIS INSTRUMENT is executed on ___________________, 199___ by MINMET plc of 10 Fitzwilliam Square, Dublin 2, Ireland

WHEREAS:

A. The Company has by resolution of its Directors passed on _______________ 199___ determined to create and issue warrants to subscribe in cash at 8p per share for Ordinary Shares of IR1p each in the capital of the Company; and

B. The Company has accordingly determined to execute this Instrument in order more particularly to define the rights and interests of the registered holders for the time being of such warrants and to afford protection for such rights and interests.

1.       Interpretation and Definitions

1.1 In this Instrument the following expressions have the following meanings save where the context otherwise requires:-


         "Act"                              the Companies Act 1963-1990;

         "Articles"                         the Articles of Association of the Company as at the date
                                            hereof;

         "Auditors"                         the auditors of the Company for the time being;

         "Certificate"                      in  relation to a Warrant, a certificate evidencing the
                                            Subscription Rights and other rights for the time being
                                            vested in the relevant Warrantholder in the form,
                                            or substantially in the form, set out in Schedule 1;

         "Company"                          Minmet plc whose registered office is situate at 10
                                            Fitzwilliam Square, Dublin 2.

         "Conditions"                       the terms and conditions set out in the Second Schedule to the Certificate as altered from time to time in accordance with the provisions of this Instrument;

         "Directors"                        the board of directors of the Company for the time being;

         "Equity Shares"                    issued and unissued Shares which are equity share capital of the Company;

         "Extraordinary Resolution"         has the meaning ascribed thereto in Paragraph 17 of
                                            Schedule 3;



                                        3




         "Group"                            the Company and its subsidiaries from time to time;

         "IR p"                             Irish pennies

         "Notice of Exercise"               in relation to a Warrant, a duly completed notice in the form set out in the First Schedule to the relevant Certificate;

         "Ordinary Distribution"            any payment or distribution to holders of issued Equity
                                            Shares in respect of such shares;

         "Ordinary Shares"                  ordinary shares of IR1p each of the Company;

         "p"                                Sterling pennies;

         "Register"                         the register of persons for the time being entitled to the benefit of the Warrants to be maintained pursuant to the
                                            provisions of Paragraph 8;

         "Relevant Date"                    any date or dates prior to the Termination Date;

         "Share Register"                   the register of members of the Company;

         "Shares"                           shares in the capital of the Company;

         "Subscription Period"              the period of three years from the date of this Instrument;

         "Subscription Price"               in relation to any Shares the subject of Subscription Rights, means the price set out in Paragraph 5;

         "Subscription Rights"              the rights for the time being conferred by the Warrants to subscribe for Shares which are constituted by virtue of the provisions of Paragraph 2.1 of this Instrument over and in relation to
                                            7,700,000 Warrant Shares;

         "Subsidiary"                       as defined in Section 155 of the Act;

         "Termination Date"                 third anniversary of the date of this instrument (such date inclusive);

         "Warrantholder"                    in relation to a Warrant, the person or persons in whose
                                            name such Warrant is registered for the time being in the
                                            Register;

         "Warrants"                         the warrants of the Company;



                                        4




         "Warrant Shares"                   Ordinary Shares issued pursuant to Warrants, which said Ordinary
                                            Shares shall have the same rights attaching  to  the  Ordinary
                                            Shares in the  Articles  at the date hereof.


1.2 Words and expressions defined in the Articles shall, unless otherwise deemed in this Instrument or unless the context otherwise requires, have the same meaning when used in this Instrument.

1.3 Headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Instrument.

1.4      In this Instrument, unless the context otherwise requires:-

         (a) references to Paragraphs and Schedules are to be construed as references to the Instrument include its Schedules;

         (b)      reference  to  (or  to  any   specified   provision  of)  this
                  Instrument or any other document or instrument shall be construed as a reference to this Instrument, that provision or that document or instrument as in force for the time being and as amended in accordance with the terms thereof and (where such consent is required by the terms of this Instrument as a condition to such amendment being made) the prior sanction of an Extraordinary Resolution;

         (c) words importing the plural shall include the singular and vice versa; and

         (d)      references  to  statutory  provisions  shall be  construed  as
                  references  to  those  provisions  as  replaced,   amended  or
                  reenacted from time to time.

2.       Constitution and Form of Warrants.

2.1 The Warrants shall confer the right, exercisable on the terms and subject to the conditions hereinafter set out, to subscribe in cash at the applicable Subscription Price for 7,700,000 Warrant Shares. The Company undertakes to comply with the terms and conditions of this Instrument and specifically, but without limitation, to give effect to all Subscription Rights in accordance with the terms thereof for the time being.

2.2 The Warrants shall be in registered form and will be transferable in accordance with the provisions of Schedule 2. The Warrants are issued subject to the Memorandum of Association of the Company and the Articles and otherwise on the terms of this Instrument which are binding upon the Company and each Warrantholder and all persons claiming through them.

3.       Certificates and Conditions.

         Entitlement to the Subscription Rights and other rights attaching to the Warrants for the time being held by a Warrantholder shall be evidenced by the issue to such Warrantholder of a Certificate which shall have endorsed thereon the Conditions.

4.       Subscription Rights.

         The Subscription Rights may be exercisable, at the option of the Warrantholder, on and as of the Relevant Date, which for the avoidance of doubt shall be no later than the Termination Date, by the Warrantholder serving notice on the Company in accordance with
         Paragraph 6. In the event that the Subscription Rights have not been exercised before 5pm on the Termination Date, the Subscription Rights then unexercised shall lapse and become unenforceable save in respect of any prior breach by the Company of any of its obligations hereunder.

5.       Subscription Price.

         The Subscription Price for each Warrant Share shall be 8p.

6.       Exercise of Subscription Rights.

6.1 Subject to Paragraph 4.1, Subscription Rights conferred by a Warrant may be exercised in whole or in part by the relevant Warrantholder completing the Notice of Exercise and lodging the relevant Certificate at the registered office of the Company for the time being together with a remittance for the aggregate Subscription Price of the Warrant Shares in respect of which Subscription Rights are to be exercised.

6.2 Once lodged in accordance with Paragraph 6.1, a Notice of Exercise shall be irrevocable.

6.3 Shares falling to be issued upon the exercise of Subscription Rights conferred by a Warrant shall be allotted and issued, subject only to the provisions of Paragraph 10.2, to the Warrantholder or to such person or persons as may be nominated by the relevant Warrantholder in the relevant Notice of Exercise (provided that the Company shall have consented in advance to the nomination of any such person or persons other than the Warrantholder as aforesaid no later than 28 days after the relative Certificate (with such Notice of Exercise duly completed and accompanied by the requisite remittance for the relevant portion of the Subscription Price) is lodged at the registered office of the Company in accordance with Paragraph 6.1. Certificates for such Shares shall be issued (free of charge) within 14 days from the date of allotment and issue of such Shares.

6.4 Warrants in respect of which Subscription Rights have been exercised in full will be cancelled. In the event of partial exercise of the Subscription Rights evidenced by a Certificate, the Company shall, at the same time as it issues certificates for the Shares in respect of which such Subscription Rights have been exercised, issue a fresh Certificate to the relevant Warrantholder for any unexercised balance of the Subscription Rights which remain exercisable.

6.5 Shares allotted pursuant to the exercise of Subscription Rights will rank pari passu in all respects with those Ordinary Shares in issue on the Relevant Date (or if there is no Relevant Date, the date on which the Notice of Exercise is lodged in accordance with paragraph 6.1) and will rank for all dividends and distributions paid on any date or by reference to any Record Date on or after the date on which the Warrant Shares are issued pursuant to the relevant Notice of Exercise being lodged at the registered office in accordance with Paragraph 6.1 and otherwise shall have the rights and privileges prescribed in the Articles. The Company agrees and undertakes to make application and otherwise procure that the Ordinary Shares so allotted shall be quoted or otherwise dealt in on a pari passu basis as the other Ordinary Shares.

7.       Winding up of the Company.

         If, prior to the end of the Subscription Period, an order is made or an effective resolution is passed for winding up the Company (except for the purpose of implementing a reconstruction or amalgamation on terms sanctioned by an Extraordinary Resolution whereby Warrantholders are granted substitute warrants over the equity share capital of the reconstructed or amalgamated company of a value no less than the value of the Warrants in issue immediately prior to such reconstruction or amalgamation) each Warrantholder will (if in such winding up there shall be a surplus available for distribution amongst the holders of the Warrant Shares which, taking into account the amounts payable to exercise Subscription Rights, exceeds in respect of each Warrant Shares a sum equal to the relevant Subscription Price) be treated as if, immediately before the date of such order or resolution, the
         Subscription Rights had been exercised in full on the terms then current and shall accordingly be entitled to receive out of the assets available in the liquidation according to the priority rights which would have been applicable to the relevant Warrant Shares under the Articles such sum as he would have received had he been the holder of the Warrant Shares to which he would have become entitled by virtue of such subscription after deducting a sum per Share equal to the Subscription Price. Subject to the foregoing provisions of this Paragraph 7, all Subscription Rights shall lapse upon an order being made or an effective resolution being passed for winding up the Company.

8.       Transfer and Transmission of Warrants.

         The Company shall maintain a register of Warrants and the persons entitled thereto and the provisions of Schedule 2 shall apply in relation to the transfer and transmission thereof.

9.       Meetings of Warrantholders.

         The provisions of Schedule 3 shall apply in relation to meetings of Warrantholders.

10.      Modification of Rights.

10.1 Any modification to this Instrument may be effected only by instrument executed by the Company with the prior sanction of an Extraordinary Resolution.

10.2 All or any of the rights for the time being attached to the Warrants (including the Subscription Rights) may, with the prior consent of the Company, from time to time (whether or not the Company is being wound up) be altered or abrogated with the sanction of an Extraordinary Resolution.

11.      Purchase.

         The Company shall have the right to purchase Warrants by tender (available to all Warrantholders alike) at any price, if the terms of such tender are accepted by the Warrantholders. All Warrants so purchased by the Company shall forthwith be cancelled and shall not be available for reissue or resale.

12.      Adjustment of the Warrants

12.1     Subject to paragraph 12.3 below in the event of:

          (a) any subdivision, consolidation or similar reorganisation of the Ordinary Shares;

          (b) any dividend or other distribution by the Company (whether in the form of cash, Ordinary Shares, other securities or other property), subdivision, consolidation, reorganisation, repurchase or exchange of Ordinary Shares or other securities of the Company, issue of Warrants or other rights to acquire Ordinary Shares or other securities of the Company or other similar corporate transaction or event occurring in respect of or
               affecting  the  Ordinary   Shares  such  that  an  adjustment  is
               necessary in order to preserve (so far as possible) the equivalent economic value of the rights of Warrantholders immediately prior to the relevant transaction or event, having regard to any diluting or concentrating effect of the relevant transaction or event, then the auditors for the time being of the Company shall certify the appropriate adjustment to all or any of (i) the number of Warrants and
         (ii) the Subscription Price and their determination shall (save in the case of manifest error) bind the Company and the Warrantholders.

12.2 Any adjustment made in accordance with sub-paragraph 1 shall take effect from the date of the relevant transaction or event, or, if earlier, the record date for that transaction or event. Notice of any adjustment will be sent to each Warrantholder within 28 days together with a Warrant certificate in respect of any additional Warrants to which he is thereby entitled.

12.3 No adjustments shall be made pursuant to sub-paragraph 1 above in respect of the issue of Warrants or other rights to acquire Ordinary Shares described in this document.

13.      Replacement of Certificates.

         If a certificate is mutilated, defaced, lost, stolen or destroyed it will be replaced at the registered office of the Company for the time being upon payment by the claimant of such reasonable costs as may be incurred in connection therewith and on such terms as to evidence and indemnity as the Company may reasonably require. Mutilated or defaced Certificates must be surrendered before replacements will be issued.

14.      Notices.

         Any notice to Warrantholders required for the purposes of any provision of this Instrument shall be given in accordance with the provisions of Paragraphs 16 to 21 (inclusive) of Schedule 2.

15.      Governing Law.

         The provisions of this Instrument shall be subject to and governed by the law of Ireland. The Warrantholders shall have the right to bring legal action against the Company with respect to the Warrants and covenants contained herein or therein in any competent court which has jurisdiction.

                                   SCHEDULE 1

                               Form of Certificate

                                   MINMET plc

                (Incorporated under the Companies Acts 1963-1990)

                                    WARRANTS

WARRANT to subscribe for Ordinary Shares of IR1p each at 8p per Share

Certificate No: ...............................

Date of Issue:                              199__

Name and Address of Warrantholder:

NUMBER OF SHARES
THE SUBJECT OF THIS
CERTIFICATE

 ...................Ordinary Shares


The Warrants of the Company are constituted by an instrument (the "Instrument") dated _____________, 199____. Constitution of the Warrants and execution of the Instrument by the Company was authorised by a resolution of the Board of Directors of the Company passed on _____________, 199__.

THIS IS TO CERTIFY that the Warrantholder named above is the registered holder of the right to subscribe in cash for the number of Shares and at the subscription price per Share set out above on the terms and conditions set out in the Instrument.


PRESENT when the                    )
Common Seal of                      )
MINMET plc                          )
was affixed hereto:-                )


                           Director

                                    Director/Secretary

                        FIRST SCHEDULE TO THE CERTIFICATE

                               Notice of Exercise




To:      The Directors
         Minmet plc





We hereby exercise the Subscription Rights over _______________ of the Shares (being Ordinary Shares) the subject of this Certificate and attach hereto a bankers draft for (pound) _______, being the aggregate Subscription Price payable in respect thereof.






Signed

Full Name

Address

We hereby request that a Certificate for the said Shares be sent by post at our risk to us at the first address shown above or to the agent lodging the Certificate as mentioned below. We agree that the said Shares are accepted subject to the Memorandum and Articles of Association of the Company.




Signed

Full Name

Address







 Lodged by: (agent to whom certificate(s) should be sent).


Name of Agent
Address





*        Specify percentage proportion

                       SECOND SCHEDULE TO THE CERTIFICATE

                                 The Conditions



This Warrant to subscribe for Ordinary Shares (the "Warrant") is constituted by an instrument of the Company (the "Instrument") dated ________________, 199___. Constitution of the Warrant and execution of the Instrument by the Company was authorised by a resolution of the Board of Directors of the Company passed on _______________, 199___. The Warrant is subject to the provisions of the Instrument. Copies of the Instrument are available for inspection at the registered office for the time being of the Company during normal business hours on weekdays (excluding Saturdays and Bank Holidays). The Warrantholder is entitled to the benefit of, is bound by and is deemed to have knowledge of, all the provisions of the Instrument.

                                   SCHEDULE 2

                     Provisions as to transfer, transmission
                                and other matters



1. An accurate register of entitlement to the Warrants (the "Register") will be kept by the Company and there shall be entered in the Register:

          (a) the names and addresses of the persons for the time being entitled to be registered as the holders of the Warrants;

          (b)  the number of Warrants held by every such registered holder;

          (c) the number of Warrant Shares and the class the subject of the Subscription Rights comprised in each such Warrant; and

          (d) the date on which the name of every such registered holder is entered in the Register in respect of the Warrants standing to his name.

2. Any change in the name or address of any Warrantholder shall forthwith be notified to the Company which shall cause the Register to be altered accordingly. The Warrantholders or any of them and any person authorised by any such Warrantholder shall be at liberty at all reasonable times during office hours to inspect the Register and to take copies of or extracts from the same or any part thereof.

3. The Company shall be entitled to treat the relevant Warrantholder as the absolute owner of a Warrant and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by law, be bound to recognise any equitable or other claim to or interest in such Warrant on the part of any other person whether or not it shall have express or other notice thereof.

4. Every Warrantholder will be recognised by the Company as entitled to his Warrants free from any equity, set-off or cross-claim on the part of the Company against the original or any intermediate holder of such Warrants.

5.   (a) Subject only to compliance with the formal requirements set out in the remainder of this Schedule, Warrants shall be freely transferable individually or in any multiple to any member of the Warrantholders group, meaning in relation to any Warrantholder, a company of which the Warrantholder is a Subsidiary, or a Subsidiary of that Warrantholder or a Subsidiary of a company of which the Warrantholder or a Subsidiary of a company of which the Warrantholder is a Subsidiary.

     (b) If a Warrantholder proposes to transfer any Warrants to any person other than as described in paragraph 5(a) above, such Warrantholder shall First give written notice to the Company of its intention to transfer the said Warrants, the identity of the proposed transferee or transferees and the price offered by such proposed transferee or transferees for such Warrants ("Third Party Price") ("Transfer Notice"). The Company shall within 21 days after the giving of the Transfer Notice give written notice to such Warrantholder of whether it consents to the proposed transfer of the said warrants it is acknowledged that the Company may only withhold its consent where the proposed transferee is involved in a business competitive to the business of the Company. In the case of failure by the Company to give such notice within such period and subject as aforesaid, the Company shall be deemed to have given its consent to such transfer on the 21st day after the giving of the Transfer Notice. If the Company gives notice of refusal of its consent to such transfer on the basis that the proposed transferee is involved in a business competitive to the business of the Company as aforesaid the Company shall thereupon have the right to acquire the Warrants, the subject of the Transfer Notice for cash at the Third Party Price within 10 days after the giving of notification of such refusal ("Purchase Option"). In the event (i) of deemed consent as aforesaid or (ii) failure by the Company to exercise the Purchase Option or (iii) that the Company by notice gives its consent to such transfer, the refusal of consent by the Company to the proposed transfer of the said Warrants shall be deemed revoked and the Warrantholder may within 56 days from the date of receipt of consent or deemed consent from the Company, transfer all of such Warrants for a consideration not less than the price contained in Transfer Notice to the person(s) named in the Transfer Notice and the directors shall (subject to the other provisions of this Schedule) be obliged to register such transfer(s).

6. Every transfer of a Warrant shall be made by an instrument of transfer in the usual or common form or in any other form which may be approved for the time being by the Directors.

7. The instrument of transfer of a Warrant shall be signed by or on behalf of the transferor but need not be signed by or on behalf of the transferee.
     The transferor shall be deemed to remain the holder of the Warrant until the name of the transferee is entered in the Register in respect thereof.

8. The Directors may decline to recognise any instrument of transfer of a Warrant unless such instrument is deposited at the registered office of the Company accompanied by the Certificate for the Warrant to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The Directors may waive production of any Certificate upon production to them of satisfactory evidence of the loss or destruction of such instrument together with such indemnity as they may require.

9. No fee shall be charged for any registration of a transfer of a Warrant or for the registration of any other documents which in the opinion of the Directors require registration.

10. The registration of a transfer shall be conclusive evidence of the approval by the Directors of such transfer.

11. In the event of the death of a Warrantholder the survivors, or survivor where the deceased was a joint holder, and the executors or administrators of the deceased where he was a sole or only surviving Warrantholder, shall be the only persons recognised by the Company as having any title to his Warrants, but nothing herein contained shall release the estate of a deceased Warrantholder (whether sole or joint) from any liability in respect of any Warrant solely or jointly held by him.

12. Subject to any other provision herein contained any person becoming entitled to a Warrant in consequence of the death or bankruptcy of a Warrantholder or otherwise than by transfer may, upon producing such evidence of title as the Directors shall require, and subject as hereinafter provided, be registered himself as holder of the Warrant.

13. Subject to any other provision herein contained, if the person so becoming entitled shall elect to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. All the limitations, restrictions and provisions herein contained relating to the right of transfer and the registration of transfers of Warrants shall be applicable to any such notice of election as aforesaid as if the death or bankruptcy of the Warrantholder had not occurred and the notice of election were a transfer executed by such Warrantholder

14. A person becoming entitled to a Warrant in consequence of the death or bankruptcy of a Warrantholder shall be entitled to receive and may give a good discharge for any moneys payable in respect thereof but shall not be entitled to receive notices of or to attend or vote at meetings of the Warrantholders or, save as aforesaid, to any of the rights or privileges of a Warrantholder until he shall have become the registered holder of the Warrant

15. Every Warrantholder shall register with the Company an address in Ireland to which notices can be sent and if any Warrantholder shall fail so to do notice may be give to such Warrantholder by sending the same by any of the methods referred to in Paragraph 16 of this Schedule to his last known place of business or residence or, if none, by exhibiting the same for three days at the registered office for the time being of the Company.

16. Notices and other communications to Warrantholders may be given by personal delivery, prepaid letter by post (airmail in the case of an address outside Ireland), or telex message. In proving service of any notice or other communication seat by post it shall be sufficient to prove that the envelope or wrapper containing the notice or other communication was properly addressed and stamped and was deposited in a post box or at the post office.

17. A notice or other communication given pursuant to the provisions of Paragraph 16 of this Schedule shall be deemed to have been served:-

          (a)  at  the  time  of  delivery,   if  delivered  personally  to  the
               registered address;

          (b) on the second day following its posting, if sent by prepaid letter by post to an address in Ireland;

          (c) on the third day following its posting, if sent by prepaid airmail letter to an address outside Ireland;

          (d)  on the day following the despatch of the telex, if sent by telex.

18. All notices and other communications with respect to Warrants standing in the names of joint registered holders shall be given to whichever of such persons is named first in the Register and such notice so give shall be sufficient notice to all the registered holders of such Warrants.

19. Any person who, whether by operation of law, transfer or other means whatsoever, shall become entitled to any Warrant shall be bound by every notice in respect of such Warrant which prior to his name and address being entered on the Register shall have been duly give to the person from whom he derives his title to such Warrant.

20. Any notice or other communication given to a Warrantholder in accordance with this Schedule shall, notwithstanding that such Warrantholder may then be deceased and whether or not the Company has notice of his decease, be deemed to have been duly served in respect of any Warrants whether held solely or jointly with other persons by such Warrantholder until some other person be registered in his stead as the holder or joint holder thereof and such service shall for all purposes of these presents be deemed a sufficient service of such notice or document on his or her executors or administrators and all persons (if any) jointly interested with him in any such Warrant.

21. When a given number of days' notice or notice extending over any other period is required to be given, the day of service shall be included but the day upon which such notice will expire shall not be included in such number of days or other period. The signature to any notice to be given by the Company may be written or printed.

                                   SCHEDULE 3

                   Provisions as to Meetings of Warrantholders

1. The Company at any time may, and upon a request in writing of the Warrantholders holding Warrants conferring not less than 10 per cent of the Aggregate Warrants Entitlements shall, convene a meeting of Warrantholders. Every such meeting shall be held at such reasonably convenient and appropriate place in the United Kingdom as the Directors may approve.

2. At least 21 days' notice of the meeting shall be given to Warrantholders. The notice shall specify the day, time and place of the meeting and the terms of the resolutions to be proposed.

3. A person (who may, but need not be, a Warrantholder) nominated in writing by the Company shall be entitled to take the chair at every such meeting but if no such nomination is made, or if at any meeting the person nominated shall not be present within 15 minutes after the time appointed for the holding of such meeting, the Warrantholders present shall choose any person to be chairman.

4. At any such meeting any one person holding Warrants and/or being proxies and being or representing in the aggregate Warrantholders registered as the holders of Warrants conferring not less than 10 per cent. of the Aggregate Warrants Entitlements shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business other than the choosing of a chairman shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any such meeting for the passing of an Extraordinary Resolution shall be one person holding Warrants and/or being proxies and being or representing in the aggregate Warrantholders registered as the holders of Warrants conferring not less than 50 per cent. of the Aggregate Warrants Entitlements.

5. If within half an hour after the time appointed for any meeting, a quorum is not present, the meeting shall, if convened upon the requisition of Warrantholders be dissolved. In any other case it shall stand adjourned for such period, not being less than 14 days or more than 28 days, and to such time and place, as may be appointed by the chairman. At such adjourned meeting one person present in person holding Warrants or being proxies (whatever the Subscription Rights conferred by the number of Warrants so held or represented) shall for all purposes form a quorum and shall have the power to pass any resolution (including an Extraordinary Resolution) and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had a quorum been present at such meeting.

6. The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

7. At least ten days' notice of any meeting adjourned through want of a quorum shall be given to Warrantholders in the same manner as of an original meeting, and such notice shall state the quorum required at such adjourned meeting. Subject as aforesaid, it shall not be necessary to give any notice of an adjourned meeting.

8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which the chairman may be entitled as a Warrantholder or as a proxy.

9. At any meeting, unless a poll is demanded by the chairman or by one or more Warrantholders (or by their proxies) being or representing in the aggregate Warrantholders registered as the holders of Warrants conferring not less than 10 per cent. of the Aggregate Warrants Entitlement (before or on the declaration of the result of a show of hands), a declaration by the chairman that a resolution has been carried or carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10. If at any meeting a poll is so demanded, it shall be taken in such manner and, subject as hereinafter provided, either at once or after any adjournment, as the chairman directs, and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

11. Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

12. The Company (through its representatives and legal and financial advisers) shall be entitled to attend and speak at any meeting of Warrantholders. Save as aforesaid, no person shall be entitled to attend or vote at any meeting of Warrantholders or to join with others in requesting the convening of such a meeting unless he is a Warrantholder or the duly appointed proxy of a Warrantholder. Neither the Company nor any Subsidiary of the Company shall be entitled to vote in respect of Warrants held by it or on its behalf nor shall the holding of any such Warrants count towards a quorum.

13.  Subject as provided in paragraph 12 of this Schedule, at any meeting:-

         13.1 on a show of hands every Warrantholder who is present in person (or in the case of a corporation by a duly authorised representative) and every person who is a proxy shall have one vote; and

         13.2 on a poll every Warrantholder who is present in person or by proxy as aforesaid shall have a number of votes equal to the proportion (expressed as a percentage figure rounded up or, as appropriate, down to the nearest one hundredth of one per cent.) of the Aggregate Warrants Entitlement represented by the Warrants of which he is the holder.

         Any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

14.      A proxy need not be a Warrantholder.

15. A meeting of Warrantholders shall in addition to all other powers (but without prejudice to any powers conferred on other persons by this Instrument) have the following powers exercisable by Extraordinary Resolution namely.-

          (a) power to sanction any compromise or arrangement proposed to be made between the Company and the Warrantholders or any of them;

          (b) power to sanction any proposal by the Company for the modification, abrogation variation or compromise of, or arrangement in respect of, the rights of the Warrantholders against the Company whether such rights shall arise under these presents or otherwise;

          (c) power to sanction any proposal by the Company for the exchange or substitution for the Warrants of, or the conversion of the Warrants into, shares, stock, bonds, debentures, debenture stock or other obligations or securities of the Company, or any other body corporate formed or to be formed;

          (d) power to assent to any modification of the provisions contained in this Instrument which shall be proposed by the Company;

          (e) power to authorise any person to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

          (f) power to discharge or exonerate any person from any liability in respect of any act or omission for which such person may have become responsible under this Instrument;

          (g) power to give any authority, direction or sanction which under the provisions of this Instrument is required to be given by Extraordinary Resolution; and

          (h) power to appoint any persons (whether Warrantholders or not) as a committee or committees to represent the interest of the Warrantholders and to confer upon such committee any powers or discretions which the Warrantholders could themselves exercise by Extraordinary Resolution.

16. An Extraordinary Resolution shall be binding upon all the Warrantholders, whether present or not present at such meeting, and each of the Warrantholders shall be bound to give effect accordingly. The passing of any such resolution shall be conclusive evidence that the circumstances of such resolution justified the passing thereof.

17. The expression "Extraordinary Resolution" where used in this Instrument means a resolution passed at a meeting of the Warrantholders duly convened and held and carried by a majority consisting of not less than 75 per cent of the votes cast upon a show of hands or, if a poll is duly demanded, by a majority consisting of not less than 75 per cent. of the votes cast on a poll.

18. Minutes of all resolutions and proceedings at every meeting shall be made and duly entered in books to be from time to time provided for that purpose by the Company, and any such minutes, if the same are signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the Warrantholders, shall be conclusive evidence of the matters therein contained and, until the contrary is provided, every meeting in respect of the proceedings of which minutes have been made and signed as aforesaid shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted thereafter to have been duly passed and transacted.

19. Anything which, under the terms of this Instrument, may be done by resolution passed at a meeting of the Warrantholders (including specifically, but without limitation, the passing of an Extraordinary Resolution) may be done, without a meeting and without any previous notice being required, by resolution in writing signed by or on behalf of all the Warrantholders who, at the date of such resolution, would be entitled to attend and vote at such meeting. The signatures to any such resolution need not be on a single document provided each is on a document which accurately states the terms of the resolution. The date of the resolution means when the resolution is signed by or on behalf of the last Warrantholder to sign. This paragraph 19 shall be read subject to paragraph 13.2 of this Schedule.

IN WITNESS WHEREOF the Company has caused its Common Seal to be hereunto affixed on the dated first hereinbefore written.


PRESENT when the                            )
Common Seal of                              )
MINMET plc                                  )
was affixed hereto                          )



                           Director



                           Director / Secretary

Present when the Common Seal
was affixed hereto by
TOUCAN MINING LIMITED
in the presence of:-

Director


Director / Secretary



Executed by duly authorised officers of TOUCAN GOLD CORPORATION INC in accordance with its bye laws and constitution:

Director


Director / Secretary



Present when the Common Seal
was affixed hereto by
ANAGRAM LIMITED
in the presence of:

Director


Director / Secretary



Present when the Common Seal
was affixed hereto by
MINMET PLC
in the presence of:

Director



Director / Secretary

PRESENT when the COMMON SEAL                         )
of TOUCAN MINING                                     )
LIMITED was affixed hereto                           )



Director:

Director/Secretary:



EXECUTED by a DULY                                   )
AUTHORISED officer of                                )
TOUCAN GOLD CORPORATION                              )
INC in accordance with its by-laws                   )
and constitution                                     )




PRESENT when the COMMON SEAL                         )
of MINMET PLC                                        )
was affixed hereto                                   )


Director:


Director/Secretary: